Exhibit 10.2

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

AMENDMENT NO. 2 TO GAS GATHERING AGREEMENT
FOR THE WG-100 GAS GATHERING SYSTEM

THIS AMENDMENT NO. 2 TO GAS GATHERING AGREEMENT FOR WG-100 GAS GATHERING SYSTEM (this “Amendment”), dated this June 1, 2019 (“Effective Date”), is made and entered into by and among EQT PRODUCTION COMPANY (“Producer”) and EQT ENERGY, LLC (collectively with Producer, “Shipper”), on the one hand, and EQM GATHERING OPCO, LLC (“Gatherer”). Shipper and Gatherer may be referred to herein individually as a “Party” or collectively as the “Parties”.
RECITALS
WHEREAS, Shipper and EQT Gathering, LLC, Gatherer’s predecessor in interest, entered into that certain Gas Gathering Agreement dated as of March 1, 2015, as the same was amended, supplemented, and/or modified by (i) that certain Amendment No. 1 to Gas Gathering Agreement dated as of April 1, 2017, by and between the Parties, and (ii) that certain letter dated December 6, 2018, from Gatherer to Shipper (as amended, supplemented, and/or modified, the “Gathering Agreement”); and
WHEREAS, the Parties desire to amend the Gathering Agreement in accordance with the terms and conditions set forth in this Amendment.
NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
AGREEMENT
1.Defined Terms. Capitalized terms used but not defined herein shall have the meaning set forth in the Gathering Agreement.
2.Amendment of Exhibit A-1. Exhibit A-1 to the Gathering Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit A-1 attached hereto.
3.Fees. [***].
4.Amendment of Exhibit C. Exhibit C to the Gathering Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit C attached hereto.

5.Effect. All other terms and conditions of the Gathering Agreement that are not expressly amended or modified in this Amendment remain unchanged and in full force and effect. By executing this Amendment, each Party hereby ratifies the terms of the Gathering Agreement, as modified by this Amendment. The Parties hereby acknowledge and agree that the Gathering Agreement continues in full force and effect, as modified by this Amendment.
6.Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to choice of law principles.
7.Counterparts. This Amendment may be executed in counterparts, including by electronic signature, each of which will be as valid as another and all which together will constitute one and the same instrument. Executed copies of this Amendment will be as valid for all purposes as original versions.
[Signature Page Follows]

IN WITNESS WHEREOF, each Party has caused its duly authorized representative to execute this Amendment as of the Effective Date.

EQT PRODUCTION COMPANY
By: /s/ Gary E. Gould
Name: Gary E. Gould
Title: COO

EQT Energy, LLC
By: /s/ Donald M. Jenkins
Name: Donald M. Jenkins
Title: EVP Commerical, BD, IT, & Safey

EQM GATHERING OPCO, LLC
By: /s/ Paul Kress
Name: Paul Kress
Title: VP

[Signature Page to Amendment No. 2 to Gas Gathering Agreement]

EXHIBIT A-1

RECEIPT POINTS, DELIVERY POINTS AND RECEIPT POINT MDQ

Receipt Point(s)	Receipt Point MDQ Mcf / Day
Saturn Pandora Mercury *Only BIG333/192 Meters	300,000 100,000 100,000*

Delivery Point(s)	Location
MarkWest Mobley	Logansport, WV

Drip Liquids Delivery Point(s)	Location
MarkWest Mobley	Logansport, WV

EXHIBIT C

PARTIES’ ADDRESSES FOR NOTICE PURPOSES

Shipper:

NOTICES & CORRESPONDENCE	PAYMENTS BY ELECTRONIC FUNDS TRANSFER
EQT Energy, LLC 625 Liberty Avenue, Suite 1700 Pittsburgh, Pa 15222-3111 Attn: [***] Phone: [***] Fax: [***] Email address: [***]	Per invoice instructions Bank Name: [***] ABA/Routing Number: [***] Account Number: [***] Account Name: [***]
EQT Production Company 625 Liberty Avenue, Suite 1700 Pittsburgh, Pa 15222-3111 Attn: [***] Phone: [***] Fax: [***]Email address: [***]	INVOICES EQT Energy, LLC 625 Liberty Avenue, Suite 1700 Pittsburgh, Pa 15222-3111 Attn: [***] Phone: [***]Fax: [***]Email address: [***]

Gatherer:

NOTICES & CORRESPONDENCE	PAYMENTS BY ELECTRONIC FUNDS TRANSFER
EQT Gathering, LLC 2200 Energy Dr Canonsburg, PA 15317 Attn: [***] Phone: [***]Fax: [***] Email: [***]	Per invoice instructions Bank Name: [***] ABA/Routing Number: [***] Account Number: [***] Account Name: [***]
INVOICES
Midstream Accounting EQT Gathering, LLC 2200 Energy Dr Canonsburg, PA 15317 Attn: [***] Phone: [***] Fax: [***]Email: [***]